For Immediate Release

Contact:
Linda McDonald
AlphaNet Solutions, Inc.
Phone: 973.267.0088
E-Mail: lmcdonald@alphanetsolutions.com

ALPHANET SOLUTIONS, INC. SECOND QUARTER 2001 FINANCIAL RESULTS REFLECT CONTINUED YEAR-OVER-YEAR IMPROVEMENTS IN BOTTOM-LINE PERFORMANCE AND PROFIT MARGINS

Cedar Knolls, NJ, July 13, 2001 – AlphaNet Solutions, Inc. (Nasdaq: ALPH-news), a leading IT services firm providing network design, operation, management, and security, today announced its financial results for the second quarter ended June 30, 2001. AlphaNet Solutions will hold a conference call with financial analysts on Wednesday, July 18, 2001 at 9 a.m., Eastern Daylight Time. The conference call will be webcast, and investors are invited to listen at www.alphanetsolutions.com, located on the Company’s Investor Relations page.

The Company’s results for the periods discussed include certain items, collectively referred to as “special charges and gains,” that affect comparability to prior periods. The impact of these items is quantified below. Additionally, the Company has provided information concerning depreciation, amortization and income taxes so that investors can analyze the Company’s efforts to maintain a stable level of working capital.

During the second quarter of 2001, excluding special charges, the Company reported a net loss of $107,000, or $0.02 per share, as compared to a net loss of $835,000, or $0.13 per share, in the second quarter of 2000. Excluding special charges, depreciation, amortization and income taxes, the Company’s operating income in the 2001 second quarter was $266,000 as compared to an operating loss of $783,000 in the second quarter of 2000.

During the second quarter of 2001, the Company recorded special charges after tax consisting of severance costs of $138,000, or $0.02 per share, and a deferred tax valuation allowance of $172,000, or $0.03 per share, resulting in a net loss for the quarter, including special charges, of $417,000, or $0.07 per share, as compared to a net loss in the second quarter of 2000, including special charges, of $10,288,000, or $1.62 per share.

Selling, general and administrative expenses, excluding special charges, were $4.1 million in the second quarter of 2001 as compared to $6.2 million in the second quarter of 2000, reflecting a reduction of 33.9%.

Total revenues for the second quarter of 2001 were $13.5 million as compared to revenues of $25.7 million in the second quarter of 2000. The decrease of $12.2 million from the second quarter of 2000 was attributable to a continued planned reduction of product sales of $10.0 million and a reduction in service revenues of $2.2 million.

Before special charges, the Company’s gross profit margin was 27.7% in the second quarter of 2001, as compared to 17.3% in the 2000 second quarter. Gross profit margin in the second quarter of 2001 for products and services was 15.1% and 32.2%, respectively, as compared to 7.1% and 28.6%, respectively, in the second quarter of 2000.

During the six months ended June 30, 2001, the Company reported a net loss, before special charges, of $89,000, or $0.01 per share. This compares to a net loss, before special charges, of $1,831,000, or $0.29 per share, for the six months ended June 30, 2000. Total revenues for the six months ended June 30, 2001 were $32.2 million, as compared to $48.9 million for the six months ended June 30, 2000. The decrease of $16.7 million from 2000 was attributable to the continued planned reduction of product sales of $14.5 million and a reduction in service revenues of $2.2 million.

Vince Tinebra, President and COO, commented, “The Company’s second quarter results of operations reflect continued significant year-over-year improvements in bottom-line performance and profit margins, driven primarily by improvements in service delivery, as well as cost reductions. However, both the continued softness in technology spending and the loss of lower-margin service revenues associated with product sales, which the Company has been intentionally reducing, have impacted the top line.”

Mr. Tinebra, who joined the Company in March 2001, further stated, “We are focusing on improving the Company’s business model by replacing lower-value service offerings with higher-margin advisory services intended to assist our clients in their growing migration to web-based computing. To execute this strategy, we have recently hired a number of new solutions-oriented sales executives, as well as expanded the number of consultants in our advisory consultant practices.”

Mr. Tinebra continued, “In the second quarter, the Company won new contracts for network and consulting services totaling more than $1,500,000 with several first-time and existing clients, including JP Morgan/Chase, Morgan Stanley Dean Witter, SaksFifthAvenue.com, Net2Phone, Inc., Cap Gemini/Ernst & Young, Kraft Foods, Integra Lifesciences Corporation, and Vibration Mounting, Inc.”

Stan Gang, Chairman and CEO, said, “The Company entered 2001 with a strong balance sheet and working capital of $26.3 million, which further improved to $26.5 million at June 30, 2001. The Company has no outstanding debt and a net tangible book value of $29.2 million, or $4.56 per share, at June 30, 2001. The Company maintains a strong cash balance and ended the quarter with cash of $20.7 million. The Company retains the financial resources necessary to accomplish its business plan.”

In a separate development, the Company announced that on July 3, 2001, the Company entered into an Agreement with EDS Information Services L.L.C. (“EDS”) relating to the potential transfer of certain employees of the Company to EDS and payments therefor by EDS to the Company in connection with a customer’s selection of EDS as its new provider of Help Desk services currently being furnished to the customer by the Company. Other services currently being provided by the Company to the customer, including deskside and network support services, are not being transferred to EDS and currently remain unaffected. The Agreement became effective July 12, 2001, the date the Company received notice from its customer. Under the Agreement, the Company will be entitled to receive from EDS in 2001 a minimum one-time payment of $405,000, but the actual payment for the transfer of employees could be higher. The Company currently estimates that the customer’s transfer of its Help Desk business to EDS will result in a monthly reduction, commencing as early as August 2001, of up to approximately $400,000 and $60,000 in the Company’s revenue and operating income, respectively.

About AlphaNet Solutions

AlphaNet Solutions, Inc. is a leading IT professional services firm providing business consulting, infrastructure design, managed services, business continuity planning, and security. AlphaNet Solutions also offers enterprise solutions including remote network management and call center support, as well as professional development. For information on the Company’s complete range of services, please visit AlphaNet’s web site at http://www.alphanetsolutions.com.

Safe Harbor Statement

Certain statements are included in the news release which are not historical and are “forward-looking,” and may be identified by such terms as “expect,” “believe,” “may,” “will,” and “intend” or similar terms. Such forward-looking statements include risks and uncertainties, such as those related to the Company’s contracts and other business risks, including, among other things, general economic conditions, the substantial variability of the Company’s quarterly results, the Company’s substantial reliance upon a concentrated number of key clients, the Company’s ability to recruit and retain qualified technical and sales professionals, and other industry-wide market factors, all as detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by forward-looking statements contained in this document. These forward-looking statements speak only as of the date of this document. AlphaNet disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in the events, conditions or circumstances on which any such statement is based.

                                             ALPHANET SOLUTIONS, INC.
                                            CONSOLIDATED BALANCE SHEETS
                                         (in thousands, except share data)
                                                    (unaudited)
                                                                             June 30,                  December 31,
                                                                               2001                        2000
                                                                          ___________                  _____________
ASSETS
Current assets:
        CASH AND CASH  EQUIVALENTS . . . . . . . . . . . . ..             $ 20,746                          $ 17,164
        Accounts receivable, less allowance for doubtful
        accounts of $1,215 at June 30, 2001 and $3,923 at
        December 31, 2000 . . . . . . . . . . . . . . . . . .               10,807                            16,340

        Inventories . . . . . . . . . . . . . . . . . . . . .                  433                               858
        Income taxes. . . . . . . . . . . . . . . . . . . . .                1,576                             1,576
        Prepaid expenses and other current assets . . . . . .                  343                               426
                                                                         ---------                         ---------
        Total current assets . . . . . . . . . . . . . . . ..               33,905                            36,364

Property and equipment, net . . . . . . . . . . . . . . . . .                2,684                             3,235

Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . .                2,004                             2,134

Other assets . . . . . . . . . . . . . . . . . . . . . . . ..                   83                                92
                                                                         ---------                         ---------
        Total assets. . . . . . . . . . . . . . . . . . . . .            $  38,676                         $  41,825
                                                                         =========                         =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
        Current portion of capital lease obligations . . . ..            $      20                         $      23
        Accounts payable . . . . . . . . . . . . . . . . . ..                1,806                             4,405
        Accrued expenses . . . . . . . . . . . . . . . . . ..                3,290                             3,540
        Accrued MTA contract liability. . .  . . . . . . . ..                2,314                             2,093
                                                                         ---------                         ---------
        Total current liabilities . . . . . . . . . . . . . .                7,430                            10,061

Long term liabilities:

        Capital lease obligations . . . . . . . . . . . . . .                    -                                 8
                                                                         ---------                         ---------
Total liabilities . . . . . . . . . . . . . . . . . . . . . .                7,430                            10,069
                                                                         ---------                         ---------
Shareholders' equity:
        Preferred stock -- $0.01 par value; authorized
        3,000,000 shares, none issued . . . . . . . . . . . .                    -                                 -
        Common stock -- $0.01 par value; authorized
        15,000,000 shares, 6,571,824 and 6,536,209 shares
        issued and outstanding at June 30, 2001 and December
        31, 2000, respectively . . . . . . . . . . . . . . ..                   65                                65
        Additional paid-in capital. . . . . . . . . . . . . .               35,064                            35,013
        Accumulated Deficit. . . . . . . . . . . . . . . . ..               (3,163)                           (2,602)
        Treasury stock - at cost; 150,600 shares at June 30,
        2001 and December 31, 2000, respectively. . . . . . .                 (720)                             (720)
                                                                         ---------                         ---------
        Total shareholders' equity . . . . . . . . . . . . ..               31,246                            31,756
                                                                         ---------                         ---------
        Total liabilities and shareholders' equity . . . . ..            $  38,676                         $  41,825
                                                                         =========                         =========

                                             ALPHANET SOLUTIONS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                      (in thousands, except per share amounts)
                                                    (unaudited)

                                                        For the Three Months ended                     For the Six Months ended
                                                                 June 30,                                      June 30,
                                                             2001            2000                       2001               2000
                                                             ----            ----                       ----               ----
Net sales:
      Product sales. . . . . . . . . . . . . .  .         $ 3,556        $ 13,540                   $ 11,255           $ 25,749
      Services and support . . . . . . . . . .  .           9,955          12,138                     20,933             23,158
                                                          -------        --------                   --------           --------
                                                           13,511          25,678                     32,188             48,907
Cost of sales:
      Product sales . . . . . . . . . . . . . . .           3,020          12,573                      9,829             23,911
      Services and support                                  6,819           8,669                     14,376             16,910
      MTA contract loss recognition and
      Other charges                                             -           4,851                          -              4,851
                                                          -------        --------                   --------           --------
                                                            9,839          26,093                     24,205             45,672

Gross Profit:
         Product. . . . . . . . . . . . . . . . .             536             967                      1,426              1,838
         Service and support. . . . . . . . . . .           3,136           3,469                      6,557              6,248
      MTA contract loss recognition and
         Other charges                                          -          (4,851)                         -             (4,851)
                                                          -------        --------                   --------           --------

                                                            3,672           (415)                      7,983              3,235

Operating expenses:
      Selling, general & administrative . . . . .           4,288           7,456                      8,974             13,348
                                                          -------        --------                   --------           --------

Operating income (loss) . . . . . . . . . . . . .            (616)         (7,871)                      (991)           (10,113)

Other income (expense):
      Interest  income . . . . . . . . . .  . . .             202             302                        427                561
      Nex-i.com loss. . . . . . . . . . . . . . .               -          (1,272)                         -             (1,607)
      Other Income . . . . . . . . . . . . . .  .              (3)            (14)                         3                 (8)
                                                          -------        --------                   --------           --------
                                                              199            (984)                       430             (1,054)

Income (loss) before income taxes. . . . . . .  .            (417)         (8,855)                      (561)           (11,167)

Provision (benefit) for income taxes . . . . .  .               -           1,433                          -                474
                                                          -------        --------                   --------           --------

Net income (loss) . . . . . . . . . . . . . . . .        $  (417)        $(10,288)                  $  $(561)         $ (11,641)
                                                         ========        ========                   ========          =========

Basic and Diluted net income (loss) per share . .        $ (0.07)        $  (1.62)                  $  (0.09)         $   (1.84)
                                                         ========        ========                   =========         =========
Weighted average number of common shares
outstanding . . . . . . . . . . . . . . . . . . .          6,417            6,350                      6,409              6,323

Weighted average number of common and common
equivalent shares outstanding. . . . . . . . .  .          6,417            6,350                      6,409              6,323